                         =============================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                (MARCH 30, 1998)

                     AAMES CAPITAL CORPORATION ON BEHALF OF
                          AAMES MORTGAGE TRUST 1998-A
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        CALIFORNIA                    333-21219                95-4438859
----------------------------         -----------            -------------------
(State or other jurisdiction         (Commission            (I.R.S. employer
     of incorporation)               file number)           identification no.)



   350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                    90071
----------------------------------------                         ----------
(Address of principal executive offices)                         (ZIP Code)


                                 (213) 210-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       NA
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


                         =============================

Item 5. OTHER EVENTS

     Aames Capital Corporation (the "Sponsor") and an affiliate, Aames Capital Acceptance Corp., registered up to $2,800,000,000 principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-21219) (the "Registration Statement"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement dated March 25, 1998, and a Prospectus, dated December 16, 1997 (collectively, the "Prospectus"), relating to $300,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1998-A (the "Certificates"), issued by Aames Mortgage Trust 1998-A ("Trust") on March 30, 1998 (the "Closing Date"). The Certificates consist of the Class A-1F, Class A-2F, Class A,3F, Class A-4F, Class A-5F, Class A-6F, Class A-IO, Class A-1A, Class M-1A, Class M-2A and Class B-IA Certificates (together, the "Offered Certificates"), Class R Certificates and Class C Certificates. Only the Offered Certificates were offered by the Prospectus.

     The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Pooling and Servicing Agreement") between the Sponsor, in the capacity of Seller and Servicer, the Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "Mortgage Pool") of home equity mortgage loans (together, the "Initial Mortgage Loans"), (ii) amounts on deposit in a prefunding account (the "Prefunding Account") and a capitalized interest account held by the Trustee. On the Closing Date, cash in the amount of $93,100,020.22 (the "Prefunding Account Deposit") was deposited in the Prefunding Account in the name of the Trustee. The Prefunding Account Deposit was intended to be used for the purchase of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement (the "Subsequent Mortgage Loans") on or before March 30, 1998. Approximately $45,622,783.85 of the Prefunding Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing fixed rates of interest to be included in the Fixed Rate Group, and approximately $47,477,236.37 of the Prefunding Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing adjustable rates of interest to be included in the Adjustable Rate Group.

     On March 30, 1998, the Trustee, on behalf of the Trust, and the Sponsor entered into a Subsequent Transfer Agreement, dated as of such date (the "Subsequent Transfer Agreement"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $45,841,272.29 aggregate principal balance of Subsequent Mortgage Loans to be included in the Fixed Rate Group for a purchase price equal to such balance and $47,783,159.43 aggregate principal balance of Subsequent Mortgage Loans to be included in the Adjustable Rate Group for a purchase price equal to such balance.

     The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. Annex A which follows contains a description of the final Mortgage Pool.

     Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 414(b)(2) under file number 333-21219.

                                    ANNEX A:

                        DESCRIPTION OF THE MORTGAGE POOL

        The following is a brief description of certain terms of the Mortgage Loans, including the Subsequent Mortgage Loans. Information contained herein is presented with respect to the Initial Mortgage Loans as of the Cut-off Date (as defined in the Pooling and Servicing Agreement) and with respect to the Subsequent Mortgage Loans as of March 1, 1998 ("the Subsequent Cut-off Date"). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the Cut-off Date or the Subsequent Cut-off Date. The Mortgage Pool consists of 4,261 Mortgage Loans and has an aggregate principal balance of $299,999,383.05.

FIXED RATE GROUP

        The Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group was $149,999,626.76. Approximately 92.00%, 5.24% and 2.77% of the
Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable), were single family residences, two- to four-family residences and units in condominium developments, respectively, and no more than 0.45% of the Mortgage Loans in the Fixed Rate Group by applicable Cut-off Date Principal Balance) were secured by Mortgaged Properties located in any single postal ZIP code.

        The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Fixed Rate Group did not exceed 90.45% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Fixed Rate Group was approximately 71.65%. The maximum and average loan sizes of the Mortgage Loans in the Fixed Rate Group were $642,000 and approximately $56,327, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans in the Fixed Rate Group at origination of the Mortgage Loans was approximately $118,677.

        The interest rates borne by the Mortgage Loans (each, a "Mortgage Interest Rate") in the Fixed Rate Group ranged from 6.500% per annum to 16.990% per annum. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Fixed Rate Group was approximately 10.511% per annum..

        The weighted average remaining term to stated maturity of the Mortgage Loans in the Fixed Rate Group was approximately 296 months. The weighted average term to maturity of the Mortgage Loans in the Fixed Rate Group was approximately 298 months. The weighted average seasoning of the Mortgage Loans in the Fixed Rate Group was approximately two months.

        Based on the Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group, 95.37% of the Mortgage Loans provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loans over their respective stated terms. The remaining 4.63% of the Mortgage Loans in the Fixed Rate Group are Balloon Loans which will provide for regular monthly payments of principal and interest computed on the basis of an amortization term of 360 months that is longer than the related term to stated maturity, with a "balloon payment" due at stated maturity that will be significantly larger than the monthly payments. The Mortgage Loans in the Fixed Rate Group have original terms to maturity of up to 30 years.

                      FIXED RATE GROUP
                 TYPE OF MORTGAGED PROPERTY

                                                                                              PERCENTAGE OF
                                                                                               CUT-OFF DATE
                                                             NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                PROPERTY TYPE                              MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                -------------                              --------------  ----------------- -----------------
                Single Family Residence                         2,468       $137,994,335.42       92.00%
                Condominium Unit                                   74          4,148,955.16        2.77
                Two- to Four-Family Residence                     121          7,856,336.18        5.24
                ---------------------------------------------------------------------------------------
                TOTAL                                           2,663       $149,999,626.76      100.00%

                      FIXED RATE GROUP
                      OCCUPANCY STATUS

                                                                                              PERCENTAGE OF
                                                                                               CUT-OFF DATE
                                                             NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                OCCUPANCY STATUS                           MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                ----------------                           --------------  ----------------- -----------------

                Owner Occupied / Primary Residence              2,555       $145,204,857.90       96.80%
                Non-Owner Occupied / Investment Property          108          4,794,768.86        3.20
                ---------------------------------------------------------------------------------------
                TOTAL                                           2,663       $149,999,626.76      100.00%

                      FIXED RATE GROUP
                      PRIORITY OF LIEN

                                                                                              PERCENTAGE OF
                                                                                               CUT-OFF DATE
                                                             NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                LIEN PRIORITY                              MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                -------------                              --------------  ----------------- -----------------

                First Lien                                      1,824       $126,093,174.51       84.06%
                Second Lien                                       819         23,565,187.88       15.71
                Third Lien                                         20            341,264.37        0.23
                ------------------------------------------------------------------------------------------
                TOTAL                                           2,663       $149,999,626.76      100.00%

                                FIXED RATE GROUP
                      TYPE OF LOAN BY AMORTIZATION METHOD

                                                                                              PERCENTAGE OF
                                                                                               CUT-OFF DATE
                                                             NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                AMORTIZATION METHOD                        MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                -------------------                        --------------  ----------------- -----------------
                Partial Amortizing / Balloon                      123       $  6,940,371.40        4.63
                Fully Amortizing                                2,540        143,059,255.36       95.37
                ------------------------------------------------------------------------------------------
                TOTAL                                           2,663       $149,999,626.76      100.00%

                      FIXED RATE GROUP
               COMBINED LOAN-TO-VALUE RATIOS

                                                                          PERCENTAGE OF
                                                                           CUT-OFF DATE
                RANGE OF COMBINED        NUMBER OF     AGGREGATE UNPAID     AGGREGATE
               LOAN-TO-VALUE RATIOS    MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
               --------------------    --------------  ----------------- -----------------
                 0.001% to   5.000%           1        $    10,000.00        0.01%
                 5.001  to  10.000            5            150,278.03        0.10
                10.001  to  15.000           14            177,157.57        0.12
                15.001  to  20.000           20            481,893.03        0.32
                20.001  to  25.000           37          1,162,075.97        0.77
                25.001  to  30.000           40          1,055,862.01        0.70
                30.001  to  35.000           47          1,403,167.19        0.94
                35.001  to  40.000           67          2,432,312.68        1.62
                40.001  to  45.000           83          3,277,559.69        2.19
                45.001  to  50.000          108          4,139,976.68        2.76
                50.001  to  55.000          116          4,834,644.14        3.22
                55.001  to  60.000          174          7,508,742.52        5.01
                60.001  to  65.000          322         14,768,763.58        9.85
                65.001  to  70.000          346         16,268,872.29       10.85
                70.001  to  75.000          536         28,943,833.09       19.30
                75.001  to  80.000          382         28,223,660.59       18.82
                80.001  to  85.000          128         10,777,753.15        7.19
                85.001  to  90.000          232         23,970,111.52       15.98
                90.001% to  95.000%           5            412,963.03        0.28
               -------------------------------------------------------------------
              TOTAL                        2,663       $149,999,626.76      100.00%

                      FIXED RATE GROUP
                 ORIGINAL TERM TO MATURITY

                                                                         PERCENTAGE OF
                  RANGE OF                                               CUT-OFF DATE
              ORIGINAL TERMS TO        NUMBER OF      AGGREGATE UNPAID     AGGREGATE
              MATURITY (MONTHS)      MORTGAGE LOANS   PRINCIPAL BALANCE PRINCIPAL BALANCE
              -----------------      --------------   ----------------- -----------------
                   1    to       60           38       $    644,572.12        0.43%
                  61    to      120          188          3,607,147.77        2.40
                 121    to      180        1,126         42,640,125.97       28.43
                 181    to      240           88          4,026,657.15        2.68
                 241    to      300            2            116,600.00        0.08
                 301    to      360        1,221         98,964,523.75       65.98
                -------------------------------------------------------------------------
                TOTAL                      2,663       $149,999,626.76      100.00%

                           ORIGINAL TERM TO MATURITY
                                   (BALLOON)

                                                                             PERCENTAGE OF
                           RANGE OF                                          CUT-OFF DATE
                       ORIGINAL TERMS TO    NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                       MATURITY (MONTHS)  MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                       -----------------  --------------  ----------------- -----------------
                            1 to  60           2          $      68,328.16        0.98%
                           61 to 120           9                225,945.65        3.26
                          121 to 180          74              4,842,277.09       69.77
                          181 to 240          38              1,803,820.50       25.99
                          --------------------------------------------------------------------
                          TOTAL              123          $   6,940,371.40      100.00%

                                FIXED RATE GROUP
                           REMAINING TERM TO MATURITY

                                                                               PERCENTAGE OF
                          RANGE OF                                             CUT-OFF DATE
                      REMAINING TERMS TO      NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                      MATURITY (MONTHS)    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                      ------------------   --------------  -----------------  -----------------
                             1 to  60              81        $ 1,193,337.83        0.80%
                            61 to 120             203          4,459,302.82        2.97
                           121 to 180           1,093         42,323,734.11       28.22
                           181 to 240              63          2,942,128.25        1.96
                           241 to 300               2            116,600.00        0.08
                           301 to 360           1,221         98,964,523.75       65.98
                          ----------------------------------------------------------------------
                          TOTAL                 2,663       $149,999,626.76      100.00%

                                FIXED RATE GROUP
                        RANGE OF MORTGAGE INTEREST RATES

                                                                            PERCENTAGE OF
                                                                            CUT-OFF DATE
                   RANGE OF MORTGAGE       NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                     INTEREST RATES      MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                   -----------------     --------------  ----------------- -----------------
                       6.001% to  6.500%        9        $  3,209,800.00          2.14%
                       6.501  to  7.000         1             147,750.00          0.10
                       7.001  to  7.500        11             959,100.00          0.64
                       7.501  to  8.000        19           1,894,008.35          1.26
                       8.001  to  8.500        85           8,037,369.34          5.36
                       8.501  to  9.000       130          10,960,715.33          7.31
                       9.001  to  9.500       241          20,173,805.07         13.45
                       9.501  to 10.000       237          19,032,672.34         12.69
                      10.001  to 10.500       308          15,100,181.75         10.07
                      10.501  to 11.000       403          22,908,991.79         15.27
                      11.001  to 11.500       236          10,612,911.92          7.08
                      11.501  to 12.000       314          13,337,384.86          8.89
                      12.001  to 12.500       222           8,309,116.93          5.54
                      12.501  to 13.000       153           5,878,759.70          3.92
                      13.001  to 13.500       101           3,134,995.61          2.09
                      13.501  to 14.000        65           1,860,013.19          1.24
                      14.001  to 14.500        52           1,905,666.01          1.27
                      14.501  to 15.000        40           1,388,040.96          0.93
                      15.001  to 15.500        29             946,816.74          0.63
                      15.501  to 16.000         3              74,324.86          0.05
                      16.001  to 16.500         1              11,484.82          0.01
                      16.501% to 17.000%        3             115,717.19          0.08
                      -----------------------------------------------------------------
                      TOTAL                 2,663        $149,999,626.76        100.00%

                                FIXED RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE

                                                                                        PERCENTAGE OF
                             RANGE OF                                                   CUT-OFF DATE
                           CUT-OFF DATE                NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                         PRINCIPAL BALANCE          MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                         -----------------          --------------  ----------------- -----------------
                         $      0.01 to $ 25,000.00       703         $11,984,843.02          7.99%
                           25,000.01 to   50,000.00       867          32,111,626.43         21.41
                           50,000.01 to   75,000.00       472          28,756,490.08         19.17
                           75,000.01 to  100,000.00       275          23,685,624.67         15.79
                          100,000.01 to  125,000.00       142          15,879,475.75         10.59
                          125,000.01 to  150,000.00        81          11,091,520.14          7.39
                          150,000.01 to  175,000.00        47           7,482,806.82          4.99
                          175,000.01 to  200,000.00        26           4,829,703.48          3.22
                          200,000.01 to  225,000.00        14           2,979,250.00          1.99
                          225,000.01 to  250,000.00        12           2,815,778.04          1.88
                          250,000.01 to  275,000.00         4           1,045,755.76          0.70
                          275,000.01 to  300,000.00         4           1,174,688.67          0.78
                          300,000.01 to  325,000.00         5           1,584,000.00          1.06
                          325,000.01 to  350,000.00         3           1,042,500.00          0.70
                          350,000.01 to  375,000.00         1             351,000.00          0.23
                          375,000.01 to  400,000.00         2             796,000.00          0.53
                          400,000.01 to  425,000.00         1             400,500.00          0.27
                          425,000.01 to  450,000.00         2             866,300.00          0.58
                          475,000.01 to  500,000.00         1             479,763.90          0.32
                          625,000.01 to  650,000.00         1             642,000.00          0.43
                          -------------------------------------------------------------------------
                          TOTAL                         2,663        $149,999,626.76        100.00%

                                FIXED RATE GROUP
                       ORIGINATORS OF THE MORTGAGE LOANS

                                                                                    PERCENTAGE OF
                                                                                     CUT-OFF DATE
                                                   NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                          ORIGINATOR            MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                          ----------            --------------  ----------------- -----------------
                          Affiliated
                             Broker Network           461        $31,395,836.88         20.93%
                             Retail                 1,721         78,051,972.85         52.03
                          Unaffiliated                481         40,551,817.03         27.03
                          --------------------------------------------------------------------------
                          TOTAL                     2,663       $149,999,626.76        100.00%

                                FIXED RATE GROUP
               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                             PERCENTAGE OF
                                                                              CUT-OFF DATE
                                            NUMBER OF      AGGREGATE UNPAID     AGGREGATE
                          STATE           MORTGAGE LOANS   PRINCIPAL BALANCE PRINCIPAL BALANCE
                          -----           --------------   ----------------- -----------------

                           AR                  5          $     597,815.94        0.40%
                           AZ                 77              4,061,909.15        2.71
                           CA                593             38,280,064.80       25.52
                           CO                 73              4,037,745.01        2.69
                           CT                 10                479,020.78        0.32
                           DC                 10                613,893.64        0.41
                           DE                  2                 29,940.26        0.02
                           FL                280             17,538,016.92       11.69
                           GA                 40              2,063,818.71        1.38
                           HI                 12              1,815,236.02        1.21
                           IA                  7                518,200.00        0.35
                           ID                  4                311,675.00        0.21
                           IL                117              4,903,505.87        3.27
                           IN                 81              3,130,398.35        2.09
                           KS                 26                815,012.02        0.54
                           KY                 19                649,157.92        0.43
                           LA                 31              1,448,018.02        0.97
                           MA                  9                730,210.76        0.49
                           MD                 47              2,304,569.62        1.54
                           ME                  2                 97,000.00        0.06
                           MI                148              5,663,698.41        3.78
                           MN                 29              1,437,922.08        0.96
                           MO                 79              2,650,534.26        1.77
                           MS                 11                569,357.03        0.38
                           MT                  3                134,624.84        0.09
                           NC                 42              2,084,743.03        1.39
                           NE                  4                275,450.00        0.18
                           NJ                 56              3,411,973.39        2.27
                           NM                  9                835,875.00        0.56
                           NV                 22              1,353,463.41        0.90
                           NY                125              9,514,208.63        6.34
                           OH                129              5,710,276.30        3.81
                           OK                  8                326,223.95        0.22
                           OR                 63              4,331,745.60        2.89
                           PA                106              4,338,843.73        2.89
                           RI                  3                 95,846.91        0.06
                           SC                 30              1,783,134.50        1.19
                           SD                  1                 56,800.00        0.04
                           TN                 47              2,933,293.56        1.96
                           TX                 96              5,920,207.27        3.95
                           UT                 50              3,129,422.61        2.09
                           VA                 41              2,598,386.99        1.73
                           WA                 99              5,692,483.76        3.79
                           WI                 15                658,177.71        0.44
                           WV                  2                 67,725.00        0.05
                          ------------------------------------------------------------
                          TOTAL            2,663           $149,999,626.76      100.00%

ADJUSTABLE RATE GROUP

     The Aggregate Principal Balance of the Mortgage Loans in the Adjustable Rate Group was $149,999,756.29. Approximately 85.66%, 5.51% and 8.82% of the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance) were single family residences, two- to four-family residences and units in condominium developments, respectively, and no more than 0.55% of the of the Mortgaged Loans in the Adjustable Rate Group (by applicable Cut-off Date Principal Balance) were secured by Mortgaged Properties located in any single postal ZIP code.

     The original Loan-to Value Ratio of any Mortgaged Loan in the Adjustable Rate Group did not exceed 90.00% and the original weighted average original Loan-to-Value Ratio of all Mortgage Loans in the Adjustable Rate Group was approximately 77.09%. The maximum and average loan size of the Mortgaged Loans in the Adjustable Rate Group were $439,254 and $93,867, respectively. The average appraised value of the Mortgaged Properties was $124,944.

     The Mortgage Loans in the Adjustable Rate Group bear interest rates that, after a period of approximately six months, two years, three years or five years after the related date of origination, adjust based on six-month LIBOR. The Mortgage Loans in the Adjustable Rate Group have semi-annual interest rate and payment adjustment frequencies after the first interest rate adjustment date. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Adjustable Rate Group was approximately 9.836% per annum. The Mortgage Loans in the Adjustable Rate Group had a weighted average gross margin of approximately 6.101%. The gross margin for the Mortgage Loans in the Adjustable Rate Group ranged from 3.000% to 10.875%. For each Mortgage Loan in the Adjustable Rate Group that has an initial adjustment date that is six months, two years, three years or five years from the date of origination, the related Mortgage Note provides for a rate cap as to its first Adjustment Date of from 1.000% to 3.000% and a rate cap as to each subsequent Adjustment Date of from 1.000% to 2.000%. The maximum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "Maximum Rate") ranged from 11.430% per annum to 21.875% per annum. The Mortgage Loans in the Adjustable Rate Group have a weighted average Maximum Rate of approximately 16.451% per annum. The minimum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "Minimum Rates") ranged from 4.430% per annum to 14.990% per annum. The weighted average Minimum Rate was approximately 10.011% per annum.

     Mortgage Loans in the Adjustable Rate Group have original terms to maturity of up to 30 years. The weighted average remaining term to stated maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 357 months. The weighted average original term to maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 357 months. The weighted average seasoning of the Mortgage Loans in the Adjustable Rate Group was zero months.

     None of the Mortgage Loans in the Adjustable Rate Group are Balloon Loans.

                             ADJUSTABLE RATE GROUP
                           TYPE OF MORTGAGED PROPERTY

                                                                                  PERCENTAGE OF
                                                                                  CUT-OFF DATE
                                                 NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                 PROPERTY TYPE                 MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                 -------------                 --------------  ----------------- -----------------
                 Single Family Residence            1,374      $128,495,286.68     85.66%
                 Condominium Unit                     130        13,233,094.64      8.82
                 Two- to Four-Family Residence         94         8,271,374.97      5.51
                 -----------------------------------------------------------------------
                 TOTAL                              1,598      $149,999,756.29    100.00%

                             ADJUSTABLE RATE GROUP
                                OCCUPANCY STATUS

                                                                                                PERCENTAGE OF
                                                                                                CUT-OFF DATE
                                                               NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                 OCCUPANCY STATUS                           MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                 ----------------                           --------------  ----------------- -----------------
                 Owner Occupied / Primary Residence             1,435        $140,958,699.35       93.97%
                 Non-Owner Occupied / Investment Property         163           9,041,056.94        6.03
                 -----------------------------------------------------------------------------------------------
                 TOTAL                                          1,598        $149,999,756.29      100.00%

                             ADJUSTABLE RATE GROUP
                         COMBINED LOAN-TO-VALUE RATIOS

                                                                                      PERCENTAGE OF
                                                                                       CUT-OFF DATE
                          RANGE OF COMBINED          NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                          LOAN-TO-VALUE RATIOS     MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                          --------------------     --------------  ----------------- -----------------
                          10.001% to  15.000%              2       $    59,000.00           0.04%
                          15.001  to  20.000               1            42,700.00           0.03
                          20.001  to  25.000               4           165,500.00           0.11
                          25.001  to  30.000               4            91,450.70           0.06
                          30.001  to  35.000               6           352,924.05           0.24
                          35.001  to  40.000               6           290,036.87           0.19
                          40.001  to  45.000              13           661,605.35           0.44
                          45.001  to  50.000              21         1,470,849.28           0.98
                          50.001  to  55.000              15         1,068,379.44           0.71
                          55.001  to  60.000              57         3,852,178.51           2.57
                          60.001  to  65.000             204        14,615,037.85           9.74
                          65.001  to  70.000             208        16,081,163.10          10.72
                          70.001  to  75.000             254        23,307,482.42          15.54
                          75.001  to  80.000             425        43,310,077.65          28.87
                          80.001  to  85.000             139        15,109,589.82          10.07
                          85.001% to  90.000%            239        29,521,781.25          19.68
                         --------------------------------------  --------------------------------
                         TOTAL                         1,598      $149,999,756.29         100.00%


                             ADJUSTABLE RATE GROUP
                           ORIGINAL TERM TO MATURITY

                                                                            PERCENTAGE OF
                                                                             CUT-OFF DATE
               ORIGINAL TERMS TO           NUMBER OF     AGGREGATE UNPAID     AGGREGATE
               MATURITY (MONTHS)         MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
               -----------------         --------------  ----------------- -----------------
Original Term      121 to 180                  34        $  2,300,303.55         1.53%
                   181 to 240                   1              72,000.00         0.05
                   301 to 360               1,563         147,627,452.74        98.42
                 ----------------------------------------------------------------------------
                 TOTAL                      1,598        $149,999,756.29       100.00%

                             ADJUSTABLE RATE GROUP
                           REMAINING TERM TO MATURITY

                                                                            PERCENTAGE OF
                       RANGE OF                                              CUT-OFF DATE
                   REMAINING TERMS TO      NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                   MATURITY (MONTHS)     MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                   ------------------    --------------  ----------------- -----------------
                   121 to 180.00               34         $  2,300,303.55         1.53%
                   181 to 240.00                1               72,000.00         0.05
                   301 to 360.00            1,563          147,627,452.74        98.42
                 ----------------------------------------------------------------------
                 TOTAL                      1,598         $149,999,756.29       100.00%

                             ADJUSTABLE RATE GROUP
                        RANGE OF MORTGAGE INTEREST RATES

                                                                                PERCENTAGE OF
                                                                                CUT-OFF DATE
                     RANGE OF MORTGAGE        NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                      INTEREST RATES        MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                     -----------------      --------------  ----------------- -----------------
                     4.001% to  4.500%              1       $   271,000.00         0.18%
                     4.501  to  5.000               1           117,000.00         0.08
                     5.501  to  6.000               1            53,000.00         0.04
                     6.001  to  6.500               8           640,206.00         0.43
                     6.501  to  7.000               5           404,875.00         0.27
                     7.001  to  7.500              12         1,485,060.37         0.99
                     7.501  to  8.000              60         6,441,624.25         4.29
                     8.001  to  8.500             100        12,251,104.54         8.17
                     8.501  to  9.000             186        20,696,178.59        13.80
                     9.001  to  9.500             248       $28,426,900.89        18.95
                     9.501  to 10.000             281        26,902,518.10        17.94
                    10.001  to 10.500             189        16,304,522.07        10.87
                    10.501  to 11.000             154        12,361,478.08         8.24
                    11.001  to 11.500              91         6,675,443.14         4.45
                    11.501  to 12.000              81         5,210,579.91         3.47
                    12.001  to 12.500              39         2,387,958.32         1.59
                    12.501  to 13.000              52         3,527,263.96         2.35
                    13.001  to 13.500              38         2,691,454.78         1.79
                    13.501  to 14.000              35         2,207,995.42         1.47
                    14.001  to 14.500               9           568,805.68         0.38
                    14.501% to 15.000%              7           374,787.19         0.25
                 -----------------------------------------------------------------------
                 TOTAL                          1,598      $149,999,756.29       100.00%

                             ADJUSTABLE RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE

                                                                               PERCENTAGE OF
                                                                                CUT-OFF DATE
               RANGE OF CUT-OFF DATE          NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                 PRINCIPAL BALANCES          MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
               ---------------------        --------------  ----------------- -----------------
               $      0.01  to $ 25,000.00         51        $  1,114,271.35         0.74%
                 25,000.01  to   50,000.00        345          13,085,709.53         8.72
                 50,000.01  to   75,000.00        345          21,532,515.54        14.36
                 75,000.01  to  100,000.00        301          26,299,988.98        17.53
                100,000.01  to  125,000.00        204          23,009,862.45        15.34
                125,000.01  to  150,000.00        136          18,698,456.13        12.47
                150,000.01  to  175,000.00         65          10,561,203.86         7.04
                175,000.01  to  200,000.00         57          10,702,301.72         7.13
                200,000.01  to  225,000.00         33           7,001,915.02         4.67
                225,000.01  to  250,000.00         11           2,611,760.55         1.74
                250,000.01  to  275,000.00         11           2,915,847.08         1.94
                275,000.01  to  300,000.00         13           3,742,797.15         2.50
                300,000.01  to  325,000.00         10           3,132,022.44         2.09
                325,000.01  to  350,000.00         12           4,070,100.00         2.71
                350,000.01  to  375,000.00          3           1,081,750.00         0.72
               $425,000.01  to $450,000.00          1             439,254.49         0.29
               ---------------------------------------------------------------------------
               TOTAL                            1,598        $149,999,756.29       100.00%

                             ADJUSTABLE RATE GROUP
                             RANGE OF GROSS MARGINS

                                                                                PERCENTAGE OF
                                                                                 CUT-OFF DATE
                       RANGE OF                NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                     GROSS MARGINS           MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                     -------------           --------------  ----------------- -----------------
                     2.501% to  3.000%              1         $     93,752.39       0.06%
                     3.001  to  3.500               1               75,000.00       0.05
                     3.501  to  4.000               2              143,700.00       0.10
                     4.001  to  4.500               9            1,274,232.80       0.85
                     4.501  to  5.000             308           30,578,386.90      20.39
                     5.001  to  5.500             302           30,344,808.72      20.23
                     5.501  to  6.000             296           26,796,233.31      17.86
                     6.001  to  6.500             120           13,962,239.74       9.31
                     6.501  to  7.000             286           23,726,142.27      15.82
                     7.001  to  7.500              89            8,099,085.34       5.40
                     7.501  to  8.000              61            5,748,390.90       3.83
                     8.001  to  8.500              53            3,832,052.18       2.55
                     8.501  to  9.000              29            2,517,356.22       1.68
                     9.001  to  9.500              17            1,488,331.55       0.99
                     9.501  to 10.000              16              830,961.97       0.55
                    10.001  to 10.500               3              214,882.00       0.14
                    10.501% to 11.000%              5              274,200.00       0.18
                 ------------------------------------------------------------------------
                 TOTAL                          1,598         $149,999,756.29     100.00%

                             ADJUSTABLE RATE GROUP
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES

                                                                               PERCENTAGE OF
                                                                                CUT-OFF DATE
                        RANGE OF              NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                 MAXIMUM MORTGAGE RATES     MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                 ----------------------     --------------  ----------------- -----------------
                    11.001% to 11.500%           1           $   271,000.00          0.18%
                    11.501  to 12.000            1               117,000.00          0.08
                    12.001  to 12.500            2               110,000.00          0.07
                    12.501  to 13.000            4               219,150.00          0.15
                    13.001  to 13.500           10             1,093,246.37          0.73
                    13.501  to 14.000           21             2,565,204.25          1.71
                    14.001  to 14.500           41             5,366,285.46          3.58
                    14.501  to 15.000           99            11,268,831.33          7.51
                    15.001  to 15.500          153            19,481,630.87         12.99
                    15.501  to 16.000          223            23,709,548.13         15.81
                    16.001  to 16.500          214            22,711,889.60         15.14
                    16.501  to 17.000          232            20,753,643.15         13.84
                    17.001  to 17.500          173            13,038,394.07          8.69
                    17.501  to 18.000          146            10,605,769.41          7.07
                    18.001  to 18.500           77             5,647,424.01          3.76
                    18.501  to 19.000           59             3,907,739.87          2.61
                    19.001  to 19.500           37             2,760,237.19          1.84
                    19.501  to 20.000           44             3,020,610.00          2.01
                    20.001  to 20.500           30             1,666,287.97          1.11
                    20.501  to 21.000           28             1,546,373.76          1.03
                    21.001  to 21.500            1                72,000.00          0.05
                    21.501% to 22.000%           2           $    67,490.85          0.04%
                 -------------------------------------------------------------------------
                 TOTAL                          1,598        $149,999,756.29       100.00%

                             ADJUSTABLE RATE GROUP
                        RANGE OF MINIMUM MORTGAGE RATES

                                                                            PERCENTAGE OF
                                                                             CUT-OFF DATE
                 RANGE OF MINIMUM          NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                  MORTGAGE RATES         MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                 ----------------        --------------  ----------------- -----------------
                 4.001%  to   4.500%          1           $   271,000.00         0.18%
                 4.501   to   5.000           1               117,000.00         0.08
                 5.501   to   6.000           1                53,000.00         0.04
                 6.001   to   6.500           8               737,746.26         0.49
                 6.501   to   7.000           3               261,175.00         0.17
                 7.001   to   7.500          11             1,264,302.42         0.84
                 7.501   to   8.000          50             5,121,768.13         3.41
                 8.001   to   8.500          86            10,381,404.54         6.92
                 8.501   to   9.000         166            18,504,937.51        12.34
                 9.001   to   9.500         229            25,968,924.04        17.31
                 9.501   to  10.000         270            25,697,632.01        17.13
                10.001   to  10.500         196            17,166,563.15        11.44
                10.501   to  11.000         169            14,488,410.27         9.66
                11.001   to  11.500         109             8,777,384.72         5.85
                11.501   to  12.000         100             7,457,670.76         4.97
                12.001   to  12.500          46             3,154,143.12         2.10
                12.501   to  13.000          62             4,565,072.77         3.04
                13.001   to  13.500          39             2,814,454.78         1.88
                13.501   to  14.000          36             2,284,164.79         1.52
                14.001   to  14.500           9               568,805.68         0.38
                14.501%  to  15.000%          6               344,196.34         0.23%
                ----------------------------------------------------------------------
                TOTAL                     1,598          $149,999,756.29       100.00%

                             ADJUSTABLE RATE GROUP
                       ORIGINATORS OF THE MORTGAGE LOANS

                                                                            PERCENTAGE OF
                                                                             CUT-OFF DATE
                                           NUMBER OF     AGGREGATE UNPAID     AGGREGATE
                 ORIGINATOR              MORTGAGE LOANS  PRINCIPAL BALANCE PRINCIPAL BALANCE
                 ----------              --------------  ----------------- -----------------
                 Affiliated
                 Broker Network               994         $ 86,543,941.46        57.70%
                 Retail                        96           10,813,610.83         7.21
                 Unaffiliated                 508           52,642,204.00        35.09
                 ----------------------------------------------------------------------
                 TOTAL                      1,598         $149,999,756.29       100.00%

                             ADJUSTABLE RATE GROUP

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES



                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                          NUMBER OF        AGGREGATE UNPAID        AGGREGATE
          STATE        MORTGAGE LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE
          -----        --------------      -----------------   -----------------
           AR                   1                 47,568.33         0.03
           AZ                  51              5,327,899.80         3.55
           CA                 133             17,726,079.58        11.82
           CO                  48              4,405,463.83         2.94
           CT                  44              4,231,818.34         2.82
           DC                  19              1,898,929.86         1.27
           DE                   2                 99,820.08         0.07
           FL                 211             19,256,930.19        12.84
           GA                  37              3,626,593.40         2.42
           HI                  15              2,558,496.95         1.71
           IA                   7                369,925.00         0.25
           ID                   5                361,301.24         0.24
           IL                  47              4,907,748.20         3.27
           IN                  53              3,345,965.42         2.23
           KS                  10                363,295.00         0.24
           KY                  12                907,856.61         0.61
           LA                  22              1,860,106.00         1.24
           MA                  12              1,195,328.73         0.80
           MD                 115              7,959,218.28         5.31
           ME                   1                 70,000.00         0.05
           MI                  57              3,283,194.62         2.19
           MN                  30              2,628,910.50         1.75
           MO                  28              2,069,261.74         1.38
           MS                   3                158,300.00         0.11
           NC                  39              2,325,692.39         1.55
           NE                   9                650,500.00         0.43
           NH                   3                408,800.00         0.27
           NJ                  28              3,142,954.73         2.10
           NM                  18              1,807,800.00         1.21
           NV                  11              1,289,856.93         0.86
           NY                  35              4,836,981.87         3.22
           OH                  72              4,866,009.48         3.24
           OK                   3                 89,980.00         0.06
           OR                  43              5,116,695.37         3.41
           PA                  54              3,486,811.31         2.32
           RI                   6                530,222.05         0.35
           SC                  39              3,063,152.75         2.04
           TN                  26              2,263,548.02         1.51
           TX                  83              6,988,494.12         4.66
           UT                  63              7,905,517.89         5.27
           VA                  15              1,420,880.81         0.95
           WA                  70              9,563,605.76         6.38
           WI                  17              1,551,366.11         1.03
           WV                   1                 30,875.00         0.02
        ----------------------------------------------------------------
        TOTAL               1,598            149,999,756.29       100.00

     Item 7.   Financial Statements: Pro Forma Financial Information and
               Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits:

               1.1 Underwriting Agreement, dated March 23, 1998, between Aames Capital Corporation, as Sponsor, and Donaldson Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in
     Schedule I to the Pricing Agreement.*/

               1.2 Pricing Agreement, dated March 23, 1998, between Aames Capital Corporation, as Sponsor, and Donaldson Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in
     Schedule I thereto,*/

               4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.*/

               4.2 Financial Guaranty Insurance Policy issued by the Financial Guaranty Insurer, Financial Security Assurance Inc.*/

               10.1 Subsequent Transfer Agreement, dated as of March 30, 1998, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee.*/

     */To be filed by amendment.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AAMES CAPITAL CORPORATION


                                        By:  /s/ MARK E. ELBAUM
                                           ---------------------------------
                                             Mark E. Elbaum
                                             Senior Vice President - Finance


Dated: March 30, 1998

                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
----------     ----------------------

  1.1 Underwriting Agreement, dated March 23, 1998, between Aames Capital Corporation, as Sponsor, and Donaldson Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in
          Schedule I to the Pricing Agreement.*/

  1.2 Pricing Agreement, dated March 23, 1998, between Aames Capital Corporation, as Sponsor, and Donaldson Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in
          Schedule I thereto.*/

  4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.*/

  4.2 Financial Guaranty Insurance Policy issued by the Financial Guaranty Insurer, Financial Security Assurance Inc.*/

  10.1 Subsequent Transfer Agreement, dated as of March 30, 1998, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee.*/

     */To be filed by amendment